UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

January 7, 2021 (December 31, 2020)

Date of Report

(Date of earliest event reported)

Eledon Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36620	20-1000967
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19900 MacArthur Blvd., Suite 550

Irvine, California 92612

(Address of principal executive offices, including Zip Code)

(949) 238-8090

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	ELDN	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 3.02	Unregistered Sales of Equity Securities.

On December 31, 2020, Eledon Pharmaceuticals, Inc. (the “Company”), previously Novus Therapeutics, Inc., entered into an exchange agreement (the “Series X Exchange Agreement”) with Biotechnology Value Fund, L.P., Biotechnology Value Fund II, L.P., Biotechnology Value Trading Fund OS, L.P. , MSI BVF SPV, L.L.C. (the “BVF Exchanging Stockholders”) and Cormorant Global Healthcare Master Fund, LP (together with the BVF Exchanging Stockholders, the “Exchanging Stockholders”), pursuant to which the Exchanging Stockholders exchanged (the “Series X Exchange”) 344,666 shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”), for 6,203.98 shares of Series X Convertible Preferred Stock (the “Series X Preferred Stock”).

In addition, on December 31, 2020 the Company entered into an exchange agreement (the “Warrant Exchange Agreement,” and together with the Series X Exchange Agreement, the “Exchange Agreements”) with the BVF Exchanging Stockholders, pursuant to which the BVF Exchanging Stockholders exchanged (the “Warrant Exchange,” and together with the Series X Exchange, “the Exchanges”) 509,117 shares of the Common Stock for one or more pre-funded warrants to purchase an aggregate of 509,117 shares of the Common Stock at a nominal exercise price (the “Warrants”).

The Series X Preferred Stock and the Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance on the exemption from registration contained in Section 3(a)(9) of the Securities Act.

Following the Exchanges, the Company has 14,306,614 shares of Common Stock outstanding and 6,203.98 shares of Series X Preferred Stock outstanding, which are convertible into 344,663 shares of Common Stock (after rounding for fractional shares).

The foregoing description of the Exchange Agreements are not complete and is qualified in its entirety by references to the full text of the Exchange Agreements, which are filed as an exhibit to this Report and is incorporated by reference herein.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

10.1	Series X Exchange Agreement, dated December 31, 2020, by and among Novus Therapeutics, Inc. and the Stockholders named therein

10.2	Warrant Exchange Agreement, dated December 31, 2020, by and among Novus Therapeutics, Inc. and the Stockholders named therein

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Eledon Pharmaceuticals, Inc.

Date: January 7, 2021	By:	/s/ David-Alexandre C. Gros
	Name:	David-Alexandre C. Gros
	Title:	Chief Executive Officer